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                                     EXHIBIT 23.1

                CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

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                                                                    EXHIBIT 23.1

                CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS


The Board of Directors
Chiron Corporation:

We consent to the use of our reports incorporated herein by reference.





                                                       /s/ KPMG Peat Marwick LLP


San Francisco, California
March 27, 1998